UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2006

UPSTREAM BIOSCIENCES INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-50331
(Commission File Number)

98-0371433
(IRS Employer Identification No.)

Suite 100 - 570 West 7th Avenue, Vancouver, British Columbia, Canada V5Z 4S6
(Address of principal executive offices and Zip Code)

604.707.5800
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

On May 24, 2006, we announced the appointment of Dr. Brett Casey to our Scientific Advisory Board.

Dr. Casey, Head of the Program in Laboratory Genetics at British Columbia's Children's Hospital, completed residency in Anatomic and Clinical Pathology at the University of California, San Diego, and fellowships in Pediatric Pathology and Human Molecular Genetics at Baylor College of Medicine. Dr. Casey's research interests have focused on human malformation syndromes, and his clinical expertise encompasses a broad range of applications in molecular genetics. He is a diplomate of the American Boards of Pathology and of Genetics and a Fellow of both the American and Canadian College of Medical Genetics. A copy of the news release is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

99.1 News release dated May 24, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPSTREAM BIOSCIENCES INC.

/s/ Joel Bellenson
Joel Bellenson
Chief Executive Officer

Date: May 24, 2006